MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 18, 2016

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2016, AS SUPPLEMENTED

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Effective on or about September 30, 2016, Robert A. Taylor will no longer serve as a Portfolio Manager of the Harris Oakmark International Portfolio (the “Portfolio”), a series of Met Investors Series Trust. In the section entitled “Appendix C — Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that effective on or about September 30, 2016, Robert A. Taylor will no longer serve as a portfolio manager of the Portfolio. Mr. Taylor is expected to remain on the portfolio management team until his retirement on or about September 30, 2016.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE